21. Acquisition of the Company's own shares	12 Months Ended
Dec. 31, 2019
Acquisition Of Companys Own Shares
Acquisition of the Company's own shares

The Company’s Board of Directors, at its meeting of April 8, 2019, approved the acquisition of the Company’s own shares in conformity with section 64 of Law 26,831 and the CNV’s regulations, under the following main terms and conditions:

·         Maximum amount to be invested: up to $ 800 million;

·         The treasury stock may not exceed, as a whole, the limit of 10% of share capital.

·         Price to be paid for the shares: up to a maximum of USD 23 per ADR in the New York Stock Exchange, or the amount in pesos equivalent to USD 1.15 per share in Bolsas y Mercados Argentinos S.A., using as reference the closing exchange rate of the day prior to the transaction;

·         The acquisitions will be made with realized and liquid profits;

·         The shares may be acquired for a term of 120 calendar days to commence on April 9, 2019.

The Company’s Board of Directors, at its meeting of June 12, 2019, resolved to bring the duly established term for the acquisition of the Company’s own shares to an early end.

As of December 31, 2019, the Company’s treasury stock amounts to 31,380,871 Class B shares, 8,269,740 of which were acquired in the fiscal year being reported, for a total of $ 599.2 million restated in constant currency.